Exhibit 10.2

FORM OF Amendment No. 8 to Jeffrey D. Pribor’s Employment Agreement

This Amendment No. 8 (the “Amendment”), dated as of June 8, 2026 (the “Effective Date”), is between International Seaways, Inc. (the “Company”) and Jeffrey D. Pribor (the “Executive”).

WHEREAS, the Company and the Executive previously entered into an employment agreement, dated November 9, 2016, as amended as of April 5, 2019; April 2, 2020; March 16, 2021; April 7, 2022; March 8, 2023; March 14, 2024; and March 12, 2025 (the “Employment Agreement”).

WHEREAS, the Company and the Executive wish to amend the Employment Agreement in accordance with Section 13(c) thereof.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

1.	Section 3(a) is hereby amended by replacing “$625,000” with “$675,000”.

2.	Except as provided herein, the terms and conditions of the Employment Agreement shall remain in full force and effect and shall be binding on the Company.

3.	This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment to the Employment Agreement as of the date first written above.

Jeffrey D. Pribor

International Seaways, Inc.

Name:

Title: